Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): May 12, 2004



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                               (816) 765-2200
           (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 - Press Release dated May 12, 2004.



Item 12. Results of Operations and Financial Condition

     The Registrant's press release dated May 12, 2004, announcing financial results for the quarter ended March 31, 2004, is attached hereto as exhibit 99.1, and is incorporated herein by reference.

                                   1
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

May 13, 2004                         By:    /s/ Keith B. Cox
                                            Keith B. Cox
                                            President


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